SINGLE TENANT/STAND ALONE ABSOLUTE NET LEASE

SANTA TERESA CAPITAL, LLC-- LANDLORD

and

COMPUTER PROGRAMS AND SYSTEMS, INC. -- TENANT

DATED:

June 9
, 2022

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LL

TEN

Single Tenant Absolute Net Lease

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THIS LEASE, made this 9

day of Jun

, 2022, by and between Santa Teresa Capital, a New Mexico
Limited Liability Company or its assigns (hereinafter "Landlord") and Computer Programs and Systems, Inc., a Delaware Corporation (hereinafter "Tenant", whether one or more).

The commercial lease agreement entered into on March 1, 2021 between Central Optical LLC as landlord and later assigned to Landlord, and Tenant, covering the same premises as described in this Lease, is terminated in its entirety, effective June 30, 2022. This Lease is the sole lease between Landlord and Tenant as of the Commencement Date.

1.Granting Clause. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises for the Term hereof.

2.Definitions and Key Provisions. The following terms shall be defined in this Lease as follows:

Premises:
The two storied building located at 54-56 St. Emanuel Street, Mobile, AL, comprising approximately 20,093 square feet, and more particularly illustrated on the attached Exhibit A; situated on the following described lot of land:
Begin at a point on the west line of St. Emanuel Street
31.01 feet south of the south line of Conti Street; run southwardly along the west line of St. Emanuel Street
89.42 feet to a point; thence run westwardly 115 feet to a point on the east line of a vacated alley; then run northwardly along said east line of the vacated alley
89.13 feet to a point; then run eastwardly 118.46 feet back to the point of beginning.. Tenant acknowledges no parking is being leased to tenant by Landlord

Use:    Office

Possession Date:    Tenant currently possesses the property

Term:    Eighty four (84) months commencing on the Commencement Date.

Commencement Date:    July 1, 2022

Monthly Base Rent:    Months 1 – 15 =        $32,866.37 per month Months 16 – 63 =    $35,000.00 per month Months 64 – 84 =    $38,500.00 per month

Lease Contingency:    This lease is contingent on all other existing leases (prime lease, sublease, direct lease) being terminated or this lease is null and void

Security Deposit:    $0

Broker:
Commission Amount:    None

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3.FF and E Convenience. Simultaneously with the execution of this lease current sublessor (Red Square) will sign a bill of sale for items in Exhibit B to convey to Tenant for $1.

4.Rent.

4.1Base Rent. Tenant shall pay Monthly Base Rent (also referred to in this Lease as “Rent” or “rent”) to Landlord for the Premises in the amounts set forth in Paragraph 2. Said Monthly Base Rent shall be paid in advance on the first (1st) day of each month of the term, with proration to occur for any partial month if the Commencement Date is other than on the first day of a calendar month. All rentals to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior notice or demand, on or before the first day of each and every month during the term hereof, and at such place or places as may be designated from time to time by Landlord. Landlord may, at its option, require Tenant to make any payment(s) of rental by certified check or money order. Tenant's obligation to pay rent under this Lease is an independent covenant and no act or circumstance, regardless of whether such act or circumstance constitutes a breach of this Lease by Landlord, shall release Tenant of its obligation to pay rent as required by this Lease. All payments shall be made to Landlord by Tenant by use of Electronic Funds Transfer (EFT) to such account specified by Landlord from time to time.
4.2Net Lease. THIS AGREEMENT SHALL BE A NET LEASE, AND, EXCEPT AS OTHERWISE WRITTEN IN THIS AGREEMENT, EACH LESSEE’S OBLIGATION TO PAY ALL RENT AND OTHER SUMS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO ANY ABATEMENT, SETOFF, COUNTERCLAIM, DEDUCTION OR REDUCTION FOR ANY REASON WHATSOEVER.

5.Late Charges. Tenant agrees to pay a late charge of ten percent (10%) as additional rent for each payment due hereunder that is more than seven (7) days delinquent following a written notice of delinquency. A written notice shall not be required more than once in any twelve month period. Any rental and/or other payments due hereunder returned to Landlord by Tenant’s bank or other financial institution, for any reason, such as "Insufficient Funds" or otherwise, will entitle Landlord to collect an additional $50.00 from Tenant for each such payment.

6.Quiet Enjoyment. Landlord covenants and agrees that upon Tenant's paying rent and performing all of the covenants and conditions set forth in this Lease, Tenant shall, subject to all zoning ordinances and other laws and regulations governing or regulating the use of the Premises and all easements, rights-of-way and all presently recorded instruments which affect the Premises, peaceably and quietly have, hold and enjoy the Premises for the term provided in this Lease.

7.Acceptance and Use of Premises. The Premises shall be occupied and used by Tenant solely for the purpose of conducting therein the Use specified in Paragraph 2. The Premises shall not be used for any other purpose. Tenant's acceptance of occupancy from Landlord shall constitute acknowledgment by Tenant that Tenant has inspected the Premises and that same are suitable for Tenant's intended use thereof as stated in this Paragraph. TENANT RECOGNIZES AND AGREES THAT LANDLORD IS MAKING NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE SUITABILITY OF THE PREMISES FOR ANY PARTICULAR USE OR THE CONDITION OF ANY PORTION THEREOF. TENANT ACCEPTS THE PREMISES “AS IS, WHERE IS AND WITH ALL FAULTS”. TENANT WAIVES ANY IMPLIED WARRANTY THAT THE PREMISES IS SUITABLE FOR TENANT’S INTENDED
USE OR PURPOSES. Tenant will occupy the Premises upon the Commencement Date and thereafter continuously operate and conduct in 100% of the Premises the business permitted under this Paragraph 7. Tenant agrees that it shall not use or permit the Premises to be used for an adult book store, adult motion picture theater, nude live entertainment club, or similar adult entertainment establishment.

8.Compliance with Laws. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the Premises and with any recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to

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air and water quality, Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental, health and safety, zoning and land use matters, and with any directive or order of any public officer or officers, or any insurance carrier,

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underwriter's association or similar authority pursuant to law, which impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises. Tenant and Tenant's agents, employees, contractors and invitees shall faithfully observe and comply with all reasonable rules and regulations promulgated by the Landlord for the safety, care or cleanliness of the Premises. Provided, however, Landlord shall have no obligation to promulgate such rules or regulations.

9.Maintenance of Premises.

9.1Maintenance by Landlord. None.

9.12    Work by Landlord.    Landlord will replace and install a new roof with a minimum 15-year warranty to be installed no later than twelve (12) months from the date of execution of this lease.

9.2Maintenance by Tenant. Tenant shall at all times keep all parts of the Premises walls, including foundation, structural portion of the walls, in good order, condition and repair and in a clean, orderly, sanitary and safe condition, damage by unavoidable casualty excepted. Without limitation on the foregoing, Tenant's repair and maintenance obligations shall include all parking areas, driveways, sidewalks, curbs, fences landscaping, landscaped areas, glass, roof, roof structure flooring, signage, windows, doors, fixtures, equipment and appurtenances thereof; lighting, electrical, utility and plumbing appurtenances; and all interior and exterior heating, ventilation and air-conditioning equipment "HVAC System." Tenant's obligations shall include but not be limited to doing such things as necessary to cause the Premises to comply with applicable laws, rules, regulations and orders of governmental and public bodies and agencies where such repairs or changes the Premises here demised (for example, such as fire extinguisher systems, fire escapes, extra supports and braces) are required by virtue of the Tenant's use of the Premises, and such changes, repairs, additions, shall be promptly made after notice thereof. If replacement of equipment, fixtures and appurtenances thereto are necessary, Tenant shall replace the same with equipment, fixtures and appurtenances of the same quality, and shall repair all damages caused by such replacement. At the termination of this Lease, Tenant shall surrender the Premises in the same condition as they were on the Commencement Date, reasonable wear and tear excepted, and deliver all keys for and all combinations on locks, safes and vaults in the Premises to Landlord. Notwithstanding the above, should Tenant fail to repair within a reasonable amount of time upon written demand by Landlord, Landlord reserves the right upon notice to Tenant to enter into a maintenance contract with a third party for the maintenance and repair of all or any portion of the Premises maintained by the Tenant. If Landlord enters into such a contract, Tenant agrees to reimburse Landlord for all reasonable costs associated with such contract within ten (10) days of a billing therefore.

9.3Fire Equipment. Tenant agrees to supply and maintain at its own expense any fire extinguishers, or other fire prevention equipment required by law, rules, orders, ordinances, and regulations of any city, county, or state in which the Premises are located and/or required by any insurance carrier, underwriters association, bureau, or any other similar body having jurisdiction involving the Premises. Additionally, Tenant agrees to comply, at its own expense, with all recommendations of any such authority.

9.4Security. Nothing herein shall obligate Landlord to maintain or provide any security services or systems for the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or other criminal or willful acts of third parties.
10.Alterations. Tenant shall not make any major structural alterations, additions or changes to the Premises. If Landlord grants consent to any requested alterations, the alterations shall be performed in a good, workmanlike and lien free manner in accordance with all applicable legal requirements and any restrictions which may be imposed by Landlord as a condition to its consent. All major alterations, changes and additions, including leasehold improvements made by Tenant, or made by Landlord on Tenant's behalf (all such items collectively referred to as "Tenant's Additions"), whether or not paid for wholly or in part by Landlord, shall remain Tenant's property for the term of this Lease. Tenant's Additions (but not including items used primarily in the conduct of Tenant's business and commonly considered "trade fixtures") shall immediately upon the termination of this Lease become Landlord's property, be considered part of the Premises, and not be removed at or prior to the end of the term of this Lease without Landlord's prior written consent. Upon termination of the Lease, provided such termination was not due to Tenant's default, Tenant shall remove its trade fixtures, inventory and other unattached personal property and shall repair any damage to the Premises caused thereby.

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11.Signs, Awnings, and Canopies. Omit

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12.Real Estate Taxes.

12.1Taxes. Tenant shall pay all Taxes that are due and payable during the Term and any renewal thereof directly to the appropriate taxing authority prior to the date due. Tenant shall only pay Taxes that are due and payable during the Term regardless of when such Taxes may accrue or be assessed. Landlord shall cause the taxing authority to furnish the Tax bills to Tenant and shall promptly forward any tax bills received to Tenant, all at the notice address set forth in this Lease. Upon Landlord’s written request, Tenant shall provide Landlord with evidence of payment of all such Taxes within thirty (30) days of such request. If Tenant fails to pay the Taxes to the taxing authority when due, Tenant shall be responsible for the payment of all late charges, interest and other penalties resulting from such delinquency. Taxes shall be allocated on a per diem basis with adjustment made between the parties within thirty (30) days of notice from the other party as applicable (after such party has received the tax bill from the applicable taxing authority) at the beginning and end of the Term and any renewal thereof. Landlord shall be responsible for the per diem portion of any Taxes due and payable relating to the period prior to the Commencement Date or after the expiration of the Term and any renewal thereof. Tenant shall be responsible for the per diem portion of any Taxes due and payable during the Term and any renewal thereof. To the extent Landlord or Tenant pays Taxes due and payable relating to the time period prior to or following the end of the Term and any renewal thereof that are not the obligation of the party, Landlord or Tenant, as the case may be, shall promptly reimburse the other in accordance herewith so that the payment of Taxes due and payable is consistent with the obligations hereunder.
12.2Failure to Pay Taxes. Except as provided for previously, if Tenant fails to pay the Taxes to the taxing authority when due, Landlord may, at its option, pay the delinquent Taxes directly to the taxing authority on behalf of Tenant upon fifteen (15) day written notice to Tenant with the opportunity by Tenant to cure such failure during the fifteen (15) day period. Upon receipt of an invoice from Landlord, Tenant shall immediately reimburse Landlord for all Taxes, late charges, interest and penalties paid, plus interest accruing at the rate of twelve percent (12%) per annum from the date that is thirty (30) days after submission of the invoice to Tenant.

12.3Definition of Taxes. For the purposes of this Lease, Taxes shall include, without limitation, all real estate taxes, assessments, water and sewer rents, business privilege tax or other taxes imposed on rents (including any interest on amounts which may be paid in installments) which shall or may, during the Lease Term, become due and payable, arising in connection with the use, occupancy or possession of or become due and payable out of, or for, the Premises or any part thereof, and all reasonable costs incurred by Landlord in reviewing, contesting and/or negotiating the same with a governmental authority.

12.4Tax Appeal. With Landlord’s consent, which shall not be unreasonably withheld, conditioned, or delayed, Tenant may, at Tenant’s sole cost, seek a reduction in the assessed value of the Premises. Landlord agrees that unless required by law or court order it will not disclose Landlords original purchase price of the Leased Premises to any governmental authority.

13.Personal Property Taxes. Tenant shall pay before delinquency all personal property taxes assessed against Tenant's trade fixtures, furnishings, equipment, stock-in-trade and all other personal property of Tenant contained or placed in or on the Leased Premises.

14.Utilities. Tenant agrees to pay before delinquency all charges for all utilities (including but not limited to gas, heat, sewer, power, electricity, telephone, garbage removal, water meter charges, hookup or connection fees or charges, storm water fees, water sales tax, city franchise fees and all other related fees) which may accrue with respect to the Premises during the term of this Lease.

15.Insurance.
15.1Property Insurance by Tenant. Tenant, at its cost, shall carry and maintain property insurance at all times during the Term insuring the Premises and all insurable buildings and improvements located at the Premises in accordance with this Section. The property insurance coverage maintained by Tenant shall be special form insurance against direct cause of physical loss, including the cost of debris removal, in the amount of not less than the full insurable replacement cost of the buildings and improvements located at the Premises. Tenant shall also at its cost carry and maintain a special form policy of property insurance at all times during the Lease Term insuring Tenant’s leasehold

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improvements, trade fixtures, furniture, equipment and all personal property at the Premises. Landlord and Tenant acknowledge there is a current policy in place. Tenant’s responsibility to insure will take effect at the end of the current policy period.

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15.2Liability Insurance by Tenant. Tenant, at its cost, shall also carry and maintain a policy of commercial general liability insurance at all times during the Term covering the Premises and the business operated by Tenant with a limit of not less than two million dollars ($2,000,000) per occurrence and four million dollars ($4,000,000) aggregate per location including personal injury coverage with a limit of not less than two million dollars ($2,000,000) per occurrence and umbrella coverage of not less than four million ($4,000,000) dollars. Tenant shall be the named insured under all insurance policies listed in this section 15. In the event of a loss, the proceeds from said insurance policies shall be payable directly to Tenant.Limits to be met by combination of primary and excess insurance.” as the GL policy is a 1M/2M coverage and the excess/umbrella policy will need to be referenced to meet the 2M/4M requirement.

15.3Construction Liability. Tenant or Tenant’s general contractor, at its own cost and expense, shall obtain and maintain at all times when demolition, excavation, or construction work being done by Tenant is in progress on the Premises, construction liability insurance with limits of not less than $1,000,000.00 and $2,000,000.00 in the general aggregate for bodily injury and property damage, protecting Landlord and Tenant as well as such other person or persons as Tenant may designate against any and all liability for injury or damage to any person or property in any way arising out of such demolition, excavation, or construction work.
15.4General Insurance Requirements. All policies required of Tenant hereunder shall: (i) be issued by an insurance company qualified to do business in the state where the Premises are located which has an A.M. Best Rating Company rating of not less than "A" according to the most recent rating thereof; (ii) name Landlord as an additional insured and Tenant as the named insured on the liability insurance in 15.2; (iii) provide that they cannot be canceled for any reason unless Landlord is given at least thirty (30) days prior written notice by Tenant; and (iv) state that such insurance is primary over any insurance carried by Landlord; (v) contain an endorsement in favor of Landlord, waiving such insurance company's right of subrogation against Landlord. A duly executed certificate of insurance shall be delivered to Landlord prior to the Commencement Date. All certificates shall be delivered to Landlord prior to the expiration of the respective policy terms.

15.5Failure of Tenant to Insure. If Tenant fails to maintain the insurance or provide the insurance certificates required under this Section 15, Landlord may, but shall not be obligated to obtain such insurance at Tenant’s cost. Upon receipt of an invoice from Landlord, Tenant shall immediately reimburse Landlord for the cost of the insurance, plus interest accruing at the rate of twelve percent (12%) per annum from the date that is thirty (30) days after submission of the invoice to Tenant.

16.Right of Entry. Landlord, its agents and employees, shall have the right to enter the Premises from time to time at reasonable times to examine, to show them to prospective purchasers and other persons, and to make such repairs, alterations, improvements or additions as Landlord deems desirable. Rent shall not abate during any such entry by Landlord, including without limitation, during the period of any such repairs, alterations, improvements, or additions. During the last six (6) months of the term of this Lease, Landlord may exhibit the Premises to prospective tenants and maintain upon the Premises notices deemed advisable by Landlord. In addition, during any apparent emergency, Landlord, its agents and employees, may enter the Premises forcibly without liability therefor and without in any manner affecting Tenant's obligations under this Lease. Nothing herein contained, however, shall be deemed to impose upon Landlord any obligation, responsibility or liability whatsoever, for any care, maintenance or repair except as otherwise herein expressly provided.

17.Indemnification. TENANT WILL INDEMNIFY AND HOLD HARMLESS LANDLORD FROM ALL FINES, SUITS, CLAIMS, DEMANDS AND ACTIONS OF ANY KIND OR NATURE, BY REASON OF ANY BREACH, VIOLATION OR NON-PERFORMANCE OF ANY CONDITION HERE OF ON THE PART OF THE TENANT. TENALT WILL INDEMNIFY, PROTECT AND SAVE HARMLESS THE LANDLORD HEREIN, FROM ANY LOSS, COST, DAMAGE, OR EXPENSE CAUSED BY INJURIES TO PERSONS OR PROPERTY, WHILE IN, ON, OR ABOUT THE PREMISES; AND ANY AND ALL PROPERTY OF SAID TENANT WHICH MAY BE LOCATED OR STORED IN THE PREMISES SHALL BE AT THE SOLE RISK OF SAID TENANT.

18.Subordination and Attornment. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, or other lien presently existing on the Premises and to any renewals and extensions thereof; but Tenant

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agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust, or other lien to this Lease. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust, or other lien hereafter placed on the Premises and Tenant agrees on demand to execute such instruments

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subordinating this Lease to any such future mortgage, deed of trust or other lien as Landlord may request, provided such future subordination shall be on the express condition that this Lease shall be recognized by the mortgagee, and that the rights of Tenant shall remain in full force and effect during the term of this Lease so long as Tenant shall continue to perform all of the covenants and conditions of this Lease. Tenant covenants and agrees that upon foreclosure of any deed of trust, mortgage or other instrument of security and the sale of the Premises pursuant to any such document, to attorn to any purchaser at such a sale and to recognize such purchaser as the landlord under this Lease. The agreement of Tenant to attorn to any purchaser pursuant to such a foreclosure sale or trustee's sale in the preceding sentence shall survive any such sale.

19.Estoppel Certificate. Tenant shall at any time, upon the request of Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified stating the nature of such modification and certifying that the Lease as modified is in full force and effect), the dates to which the rent and other charges are paid in advance, if any, and acknowledging whether there are, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. The parties hereto agree that any such statement may be relied upon by any prospective purchaser or encumbrancer. Tenant's failure to deliver such statement within ten (10) days after Landlord's request for the same, shall be conclusive upon Tenant that: (i) this Lease is in full force and effect; (ii) there are no uncured defaults in Landlord's performance; (iii) not more than one month's rent or other charge has been paid in advance; and (iv) this Lease has not been modified or amended other than as expressly stated.

20.Damage and Destruction.

20.1In the event of any casualty loss, Tenant shall give Landlord immediate notice thereof. Tenant shall adjust and compromise any and all such claims with the consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed. Subject to the terms and conditions of this Section 20, all proceeds of any casualty loss shall be paid to Tenant who shall commence and diligently perform the restoration work to the Premises after receipt of any insurance proceeds, in which event this Lease shall continue in full force and effect. Subject to the terms and conditions hereof, Tenant shall promptly repair and replace the building and associated improvements as nearly as possible to their value and condition and character immediately prior to such event and otherwise in accordance with all applicable laws, and the proceeds of such loss shall be payable to Tenant. Notwithstanding the foregoing, Tenant’s restoration obligation hereunder shall be limited to the application and amount of insurance proceeds that Tenant actually receives under its insurance policy. In no event shall any such insurance proceeds be applied toward the reduction of any indebtedness secured by a mortgage covering the Premises or otherwise in a manner that is inconsistent with the terms of this Lease.
20.2Notwithstanding the foregoing or anything to the contrary in this Lease, in the event of any property loss resulting in the damage or destruction of at least twenty-five percent (25%) of the replacement cost of the building and associated improvements made by landlord only that form a part of the Premises at any time during the last one (1) year of the Term, then Tenant shall have the right, but not the obligation, exercisable within thirty (30) days after any such property loss has occurred, to terminate this Lease by written notice to Landlord. If this Lease is so terminated in accordance with the terms hereof, Tenant shall pay the deductible required to obtain its insurance proceeds under Tenant’s property insurance policy, and the actual cash value from all proceeds received under Tenant’s property insurance policy shall be paid to Landlord. In the event this Lease is terminated by Tenant, upon Tenant’s surrender of possession of the Premises to Landlord, the parties shall be relieved from any further obligations hereunder other than those which expressly survive termination.

21.Eminent Domain. If the whole of the Premises shall be taken by Federal, State, County, City, public utility, or other authority for public use or under any statute, or by right of eminent domain, or sold under threat of such taking, then when possession shall be taken thereunder of the Premises, the term hereby granted and all rights of Tenant hereunder shall immediately cease and terminate, and the Tenant shall not be entitled to any part of any award that may be made for such taking, nor to any damages hereof except that the rent shall be adjusted as of the date of such termination of the lease. If but a part of the Premises be taken by right of eminent domain, this lease shall continue in full force and effect, as to the property remaining, and provided such property remaining is capable of continued use and enjoyment by Tenant for the uses and purposes provided for hereunder, and Tenant shall not be entitled to any award that may be made for such taking; nor shall such taking constitute a termination of this lease, or a constructive eviction of Tenant. The rent payable

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hereunder shall be adjusted as of the time of such taking to equitably reflect the change in the size of said remaining property.

22.Assignment and Subletting. Tenant shall not assign this Lease or any interest therein, whether voluntarily, by operation of law, or otherwise, and shall not sublet the Premises or any part thereof except by written permission and consent of Landlord being first had and obtained. Consent of Landlord to any such assignment or subletting

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shall not be unreasonably withheld if: (i) at the time of such assignment or subletting Tenant is not in default in the performance and observance of any of the covenants and conditions of this Lease; (ii) the assignee or subtenant of Tenant shall expressly assume in writing all of Tenant's obligations hereunder; (iii) Tenant shall provide proof to Landlord that the assignee or subtenant has a financial condition which is satisfactory to Landlord and Landlord's lender; (iv) the Premises continue to be used solely for the Use set forth in Paragraph 2; and (v) if this Lease involves the payment of percentage rent, the proposed assignee or subtenant is, in Landlord's sole opinion, likely to generate percentage rental equal to or in excess of that currently being paid by Tenant. In connection with any such assignment or sublease, Tenant or the assignee or subtenant of Tenant shall pay to Landlord any legal and administrative costs incurred by Landlord in approving such assignment or subletting, not to exceed $1,000.00 and shall provide a fully executed copy thereof within ten (10) days of Landlord's approval. Any such assignment or sublease, even with the approval of Landlord, shall not relieve Tenant from liability for payment of all forms of rental and other charges herein provided or from the obligations to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent from any other legal entity or person shall not be deemed to be a waiver of any of the provisions of this Lease, or a consent to the assignment or subletting of the Premises. Consent to any assignment or subletting shall not be deemed a consent to any future assignment or subletting.

23.Landlord's Performance for Account of Tenant. If the Tenant shall continue in default in the performance of any of the covenants or agreements herein contained after the time limit for the curing thereof, then upon written notice to Tenant, Landlord may perform the same for the account of Tenant. Any amount paid or expense or liability incurred by Landlord in the performance of any such matter for the account of Tenant shall be deemed to be additional rent and the same (together with interest thereon at the highest lawful rate, herein the "Maximum Rate" from the date upon which any such expense shall have been incurred) may, at the option of Landlord, be added to any rent then due or thereafter falling due hereunder.

24.Default by Tenant.

24.1Events of Default. The following shall be considered for all purposes to be events of default under and a breach of this Lease: (a) any failure of Tenant to pay any rent or other amount when due hereunder for more than ten (10) days after written notice of such failure; (b) any failure by Tenant to perform or observe any other of the terms, provisions, conditions and covenants of this Lease for more than ten (10) days after written notice of such failure; (c) Landlord determining that Tenant has submitted any false report required to be furnished hereunder; (d) Tenant shall become bankrupt or insolvent, or file or have filed against it a petition in bankruptcy or for reorganization or arrangement or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or Tenant makes an assignment for the benefit of creditors; (e) if Tenant abandons, vacates or does not do business in the Premises for ten (10) consecutive days; (f) this Lease, Tenant's interest herein or in the Premises, any improvements thereon, or any property of Tenant is executed upon or attached; or (g) the Premises are occupied by any entity or person other than expressly permitted under this Lease.

24.2Landlord's Remedies. Upon the happening of any one or more of the events as expressed below in (a) to (i) inclusive (which said events shall separately and severally constitute a default hereunder at Landlord's option), the Landlord shall have the right at the option of the Landlord to: (1), annul and terminate this lease, and thereupon re-enter and take possession of the Premises: or (2), re-enter and re-let the Premises from time to time, as agents of the Tenant, and such re-entry and/or re-letting shall not discharge the Tenant from any liability or obligations hereunder, except that net rents (that is, gross rents less the expense of collecting and handling, and less commissions) collected as a result of such re-letting shall be a credit on the Tenant's liability for rents under the terms of this lease. Nothing herein, however, shall be construed to require the Landlord to re-enter and re-let in such event. Nor shall anything herein be construed to postpone the right of the Landlord to sue for rents, whether matured by acceleration or otherwise, but on the contrary the Landlord is hereby given the right to demand, collect and/or sue therefore at any time after default.

a)In the event the Tenant should fail to pay any one or more of said installments of rent as and when the same becomes due, or fail to pay on demand any amount due Landlord and secured as additional rent hereunder.
b)In the event Tenant removes, attempts to remove or permits to be removed from the Premises, except in the usual course of trade, the goods, furniture, effects or other property of the Tenant brought thereon.
c)In the event an execution or other legal process is levied upon the goods, furniture, effects or other property of the Lease brought on the Premises, or upon the interest of the Tenant in this lease.
d)In the event a petition in bankruptcy or a petition under the Bankruptcy Act, or any amendment thereto, is filed by or against Tenant or Tenant is adjudged a bankrupt.

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e)In the event of an assignment for the benefit of creditors is made by Tenant.
f)In the event of the appointment of a Receiver of Tenant's property.

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g)In the event Tenant, before the expiration of said term, without the written consent of the Landlord, vacates the Premises or abandons the possession thereof, or uses the same for purposes other than the purposes for which the same are hereby let, or ceases to use Premises for the purposes herein specified.
h)In the event that Tenant shall cause or allow a mechanics' and materialman's lien to accrue against the Premises.
i)In the event the Tenant violates any of the other terms, conditions or covenants on the part of the Tenant herein contained.

24.3Remedies Cumulative. Landlord shall have the right to dispose of any property left in the Premises upon the expiration or termination of this Lease or Landlord's re-entry following a default by Tenant, in any manner, Landlord deems desirable, including without limitation, discarding such items in a refuse container. Tenant shall be entitled to no payment or offset for the value of any such property (even if sold by Landlord) and shall pay to Landlord on demand, all costs incurred by Landlord in connection with such disposal. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord. No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular rent payment involved. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

24.4Lockout Provisions. Upon the occurrence of an event of default and any applicable grace period under the Lease, Landlord shall be entitled to change the locks at the Premises. Tenant agrees that entry may be gained for that purpose through use of a duplicate or master key or any other means, that same may be conducted out of the presence of Tenant if Landlord so elects, that no notice shall be required to be posted by the Landlord on any door to the Premises (or elsewhere) disclosing the reason for such action or any other information, and that Landlord shall not be obligated to provide a key to the changed lock to Tenant unless Tenant shall have first: (a) brought current all payments due to Landlord under this Lease; provided, however, that if Landlord has theretofore formally and permanently repossessed the Premises, or has terminated this Lease, then Landlord shall be under no obligation to provide a key to the new lock(s) to Tenant regardless of Tenant's payment of past-due rent or other past-due amounts, damages, or any other payment or amounts of any nature or kind whatsoever; (b) fully cured and remedied to Landlord's satisfaction all other defaults of Tenant under this Lease (but if such defaults are not subject to cure, such as early abandonment or vacation of the Premises, then Landlord shall not be obligated to provide the new key to Tenant under any circumstances); and (c) given Landlord security and assurances satisfactory to Landlord that Tenant intends to and is able to meet and comply with its future obligations under this Lease, both monetary and nonmonetary.

25.Landlord's Lien. Intentionally omitted.

26.Default by Landlord. Landlord shall in no event be charged with default in any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within ten (10) days (or such additional time as is reasonably required to correct any such default) after written notice to Landlord by Tenant, specifically describing such failure.
27.Application of Payments Received From Tenant. Landlord shall have the right to apply any payments made by Tenant to the satisfaction of any debt or obligation of Tenant to Landlord according to Landlord's sole discretion and regardless of the instructions of Tenant as to application of any such sum, whether such instructions be endorsed upon Tenant's check or otherwise, unless otherwise agreed upon by both parties in writing. The acceptance by Landlord of a check or checks drawn by a party other than Tenant shall not affect Tenant's liability hereunder nor shall it be deemed an approval of any assignment or sublease of this Lease by Tenant.

28.Notices. All notices required to be given hereunder shall be in writing, and shall be served in person upon the party to be notified or upon its agent, or shall be mailed by certified or registered mail or deposited with a nationally recognized overnight carrier, postage prepaid, to the address shown on the signature page of this Lease. Any notice mailed in the manner set forth in this Paragraph shall be deemed received by the party to whom it is addressed when deposited in

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such manner with the United States Postal Service or said overnight carrier. Either party shall have the right to change its principal office by notifying the other party of such change in accordance with this Paragraph.

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29.Sale of Premises by Landlord. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. Furthermore, in the event of a sale or conveyance by Landlord of the Premises, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser thereof.

30.Holding Over. If Tenant holds over or occupies the Premises after the termination of this Lease (it being agreed there shall be no such holding over or occupancy without Landlord's written consent), Tenant shall pay Landlord for each day of such holding over a sum equal to 150% of the monthly rent applicable hereunder at the expiration of the term or termination of the Lease, prorated for the number of days of such holding over. If Tenant holds over without Landlord's written consent, Tenant shall occupy the Premises as a tenant-at-sufferance and all other terms and provisions of this Lease shall be applicable to the period of such occupancy. Tenant agrees that Landlord may institute a forcible detainer or a forcible entry and detainer action against Tenant without serving any demand for possession, demand to vacate, notice of termination or similar demand or notice upon Tenant. Should Tenant obtain written consent from Landlord to Holdover, the Lease Terms herein shall remain in full force and effect, except that a month to month periodic tenancy shall therefore be created in which either party may terminate upon thirty (30) days prior written notice given to the other party.

31.Brokers or Finders. Tenant represents and warrants to Landlord that no broker has been retained in the execution of this lease.

32.Environmental Issues.

32.1No Hazardous Materials. Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord. If any Hazardous Material is expressly permitted by Landlord, Tenant shall remove all such Hazardous Material upon the expiration or termination of this Lease and restore the Premises to a condition satisfactory to Landlord. The provisions of this Paragraph 32 shall survive the expiration or termination of the Lease.

32.2Hazardous Material. As used herein, the term “Hazardous Material” means any pollutant, toxic substance, regulated substance, hazardous waste, hazardous material, hazardous substance, oil, hydrocarbon, asbestos or similar item as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, the Federal Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Federal Water Pollution Control Act, as amended, and any other federal, state or local environmental or health and safety related, constitutional provisions, law, regulation, ordinance, rule, or bylaw, whether existing as of the date hereof, previously enforced or subsequently enacted (collectively the “Environmental Laws”).

32.3Notice of Certain Events and Curative Actions. Tenant shall immediately advise Landlord in writing of (a) any governmental or regulatory actions instituted or threatened under any Environmental Law affecting the Tenant or the Premises, (b) all claims made or threatened by any third party against Tenant or the Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials, (c) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises to be classified in a manner which may support a claim under any Environmental Law, and (d) the discovery of any occurrence or condition on the Premises or any real property adjoining or in the vicinity of the Premises which could subject Tenant or the Premises to any restrictions in ownership, occupancy, transferability or use of the Premises under any Environmental Law. Landlord may elect to join and participate in any settlements, remedial actions, legal proceedings or other actions initiated in connection with any claims under any Environmental Law and to have its reasonable attorney’s fees paid by Tenant (but only if such Environmental Law claim is caused by Tenant). At its sole cost and expense, Tenant agrees when applicable or upon request of Landlord to promptly and completely cure and remedy every violation of an Environmental Law caused by Tenant, its agents, employees, contractors or invitees.

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33.Miscellaneous.

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33.1Partial Invalidity. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

33.2Captions. The various headings and numbers herein and the grouping of the provisions of this Lease into Paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

33.3Gender; Number. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context otherwise requires.

33.4Applicable Law. This Lease shall be governed by the laws of the State of Alabama.

33.5No Partnership. Landlord does not, in any way or for any purpose, become a partner, employer, principal, master, agent or joint venturer of or with Tenant.

33.6Force Majeure. If either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, labor troubles, inability to procure material, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature, not the fault of the party delayed in performing work or doing acts required under this Lease, the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. Tenant shall not be excused from any obligations for payment of rent, Percentage Rent, additional rent or any other payments required by the terms of this Lease when same are due, and all such amounts shall be paid when due.

33.7Attorney’s Fees and Waiver of Jury Trial. In the event the Landlord finds it necessary to retain an attorney in connection with the default by Tenant in any of the agreements or covenants contained in this Lease, Tenant shall pay reasonable attorney’s fees to said attorney. In the event of any litigation regarding this Lease, the losing party shall pay to the prevailing party reasonable attorney’s fees. Landlord and Tenant acknowledge the delay, expense and uncertainty associated with a jury trial involving a complex commercial lease of this nature, and in recognition of these inherent problems hereby waive their rights to a jury trial and agree that any litigation regarding this Lease will be tried without a jury.

33.8Entire Agreement and Successors. There are no representations, covenants, warranties, promises, agreements, conditions or undertakings, oral or written, between Landlord and Tenant other than herein set forth. Except as otherwise provided herein, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and signed by them. All rights and liabilities herein given or imposed upon the respective parties hereto shall bind and inure to the respective heirs, successors, administrators, executors and assigns of the parties and if Tenant is more than one person, they shall be bound jointly and severally by this Lease. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment was approved by Landlord in writing. Any merger, acquisition, or sale of substantially all of Tenant’s assets shall be considered an assignment of this Agreement, so long as the surviving entity assumes this Agreement in its entirety.

33.9Exhibits. The exhibits listed below and attached to this Lease are incorporated herein by
(a)
(a)Exhibit “A” – Legal Description.
(b)Exhibit "B" – FF and E list to be conveyed to tenant
reference
34.Additional Provisions.
34.1Governmental Incentive and Rebates. Tenant will cooperate with Landlord and provide all documents, consents and all other items that may be required by Landlord regarding all rebates, payments and incentives available to Landlord regarding the Premises that Landlord applies for with any such governmental authorities, so long as

______

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LL:

34.2Exhibits. The exhibits listed below and attached to this Lease are incorporated herein by
(a)
(a)Exhibit “A” – Legal Description.
(b)Exhibit "B" – FF and E list to be conveyed to tenant
reference
35.Additional Provisions.

35.1
35.2
Tenant does not need to give up any of its own rights in order to provide such consents and other items. Tenant will have no right to apply for or receive the proceeds of any such incentives, payments or rebates from any governmental authorities.

36.Addendums. The following addendums are attached hereto and incorporated herein for all purposes (check as applicable):
[X]    Renewal Option Addendum

[SIGNATURES FOLLOW ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Landlord and Tenant have signed this Lease to be effective as of the day and year first above written.

LANDLORD:

Santa Teresa Capital, LLC,
a New Mexico Limited Liability Company

By:
Lane Gaddy, its Manager

Notices Address: 601 N Mesa Suite 1500
El Paso, Texas 79901

TENANT:

Computer Programs and Systems, Inc., a Delaware Corporation

By:
Name: _Matt Chambless Its: _Chief Financial Officer

Mailing Address:

54 Saint Emanuel Street

    Mobile, AL 36602
BusinessPhone:      BusinessFax:      CellPhone:      Emergency/AlternatePhone:          Email Address: Matt.Chambless@CPSI.com

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LL:

EXHIBIT “A”
(Site Plan)

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Exhibit B
Sublessor to Sell to Tenant Via Bill of Sale

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LL:
TEN:

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LL:

RENEWAL OPTION ADDENDUM
This Renewal Option Addendum (Renewal Addendum) dated _June 9    , 2022 is made by and between Santa Teresa Capital, LLC, a New Mexico Limited Liability Company (“Landlord”), and Computer Programs and Systems, Inc., a Delaware Corporation (“Tenant”), and is hereby incorporated into and made a part of that certain Standard Lease between the parties ("Lease").

For good and valuable consideration, Landlord and Tenant agree as follows:

1.Provided that Tenant has not defaulted with respect to any provision of the Lease, Tenant shall have the right to extend the term of the Lease for three (3) additional periods of sixty (60) months each from the expiration of the prior term, provided, however, that written notice is given to Landlord of such intention to extend the Lease not more than one hundred twenty (120) days prior to the applicable expiration date and further provided that all provisions of the Lease (other than rental as may be modified as provided below) shall continue in full force and effect for the period of such extension.

2.Rent. Monthly Base Rent for the renewal period(s) shall be paid by Tenant as follows:

First Renewal Period:	Months	1 – 60 =	$43,120.00 per month
Second Renewal Period:	Months	61 –120 =	$48,294.40 per month
Third Renewal Period:	Months	121 – 180 =	$54,089.73 per month

3.All capitalized terms used in this Addendum and not defined herein shall have the same meaning provided for in the Lease.

4.This Addendum shall be incorporated into and made a part of the Lease for all purposes.

AGREED AND ACCEPTED:    LANDLORD:

Santa Teresa Capital, LLC,
a New Mexico Limited Liability Company

By:
Lane Gaddy, its Manager

TENANT:

Computer Programs and Systems, Inc., a Delaware Corporation

By:

Name: _Matt Chambless
Its: _Chief Financial Officer

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LL: